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                   CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

          We hereby consent to the use of our opinion of counsel, filed as Exhibit (i) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on May 14, 1999 (File No. 2-82976).

                                        Swidler Berlin Shereff Friedman, LLP

New York, New York
May 14, 1999